UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 25, 2007

Cephalon, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

The information under this caption is furnished by Cephalon, Inc. (the “Company”) in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 25, 2007, the Company issued a press release providing an update on preliminary financial results for the first quarter of 2007.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In the attached press release, the Company discloses projected “basic adjusted income per common share,” “basic adjusted income per common share guidance,” and “adjusted net income guidance” for certain periods, all of which are considered “non-GAAP financial measures” under Securities and Exchange Commission rules.  A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.  Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

For all periods presented, the Company reconciles preliminary basic net income per common share on a GAAP basis to preliminary basic adjusted net income per common share.  Basic adjusted income per common share represents the Company’s net income, as adjusted for certain items, on a per share basis.  Management believes that the presentation of this measure is meaningful to investors because it provides investors with a means of evaluating preliminary basic adjusted net income per common share against the Company’s previously issued basic adjusted income per common share guidance.  In addition, in assessing the Company’s performance against its previously issued per share guidance, management uses this adjusted per share measure.  The presentation of guidance for adjusted net income and basic adjusted net income per common share reconciles the Company’s projected net income and basic income per common share on a GAAP basis to its current quarterly and/or full-year guidance.  Management believes the presentation of these measures is useful to investors because it will enable investors to assess and compare the Company’s guidance on an adjusted and a GAAP basis with adjusted actual results, when issued.  Moreover, these measures provide a straightforward view of the Company’s operations free from the complexity associated with determining the daily impact on the income per share calculation resulting from the Company’s outstanding convertible notes.  Finally, management utilizes the adjusted net income and basic adjusted income per common share measures in connection with its internal budgeting and forecasting.

Item 9.01               Financial Statements and Exhibits.

(a)                                       Financial Statements of Business Acquired.

None

(b)                                      Pro forma Financial Information.

None

(c)                                       Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated April 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: April 25, 2007	By:	/s/ John E. Osborn
John E. Osborn
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated April 25, 2007